UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2737

Fidelity Summer Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2013

Item 1. Reports to Stockholders

Fidelity®

Series Floating Rate High Income

Fund

Fidelity Series Floating Rate High Income Fund

Class F

Annual Report

September 30, 2013

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Floating Rate High Income Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2013	Past 1 year	Life of fund A
Fidelity® Series Floating Rate High Income Fund	6.04%	9.06%
Class F	6.16%	9.18%

A From October 20, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Series Floating Rate High Income Fund, a class of the fund, on October 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P®/LSTA Leveraged Performing Loan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Relative to other fixed-income sectors, floating-rate bank loans performed well for the 12 months ending September 30, 2013, as they were one of the few asset classes to post a positive return against the backdrop of negative performance in most U.S. and non-U.S. investment-grade categories. For the year, the S&P®/LSTA Leveraged Performing Loan Index gained 5.07%, rising in all but two months of the period, with January and July being particularly strong. Steady new issuance and refinancing activity were more than matched by robust demand for leveraged-loan securities, particularly from mutual funds and collateralized loan obligations - securities in which business loans are pooled to create a diversified income stream. Rising interest rates helped spur investors' appetite for bank-loan securities, given that their coupons - or stated interest rates - move higher as shorter-term rates rise. Leveraged-loan mutual funds accounted for about 31% of the market at period end, up from 16% at the end of 2012, while assets under management expanded by 60% during the past 12 months. Supply increased during the period's second half due to a surge in merger-and-acquisition activity, which included several high-profile multibillion-dollar leveraged buyout deals.

Comments from Eric Mollenhauer, Portfolio Manager of Fidelity® Series Floating Rate High Income Fund: For the year, the fund's Series Floating Rate High Income and Class F shares returned 6.04% and 6.16%, respectively, outpacing the S&P®/LSTA index. Relative to the index, strong overall security selection fueled the fund's outperformance, particularly within telecommunications, utilities, chemicals/plastics, and lodging/casinos. Driven by optimism about the market and the U.S. economy, my strategy of overweighting lower-quality B-rated credits and underweighting more-conservative BB-rated issues also bolstered the fund's relative performance. There were few areas of significant weakness. The fund's cash position dampened performance in a rising market, as did a lighter-than-benchmark stake in the strong-performing radio and television industry. Top individual contributors included telecom provider FairPoint Communications, along with investments in Sprint Nextel and Netherlands-based chemicals producer LyondellBasell Industries - both of which were outside the index - and trade show company Advanstar. The primary detractors were an underweighting in radio and TV firm Clear Channel Communications, and not owning publishing companies and index components SuperMedia and Dex One, all of which performed well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2013 to September 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period* April 1, 2013 to September 30, 2013
Series Floating Rate High Income	.72%
Actual		$ 1,000.00	$ 1,017.20	$ 3.64
HypotheticalA		$ 1,000.00	$ 1,021.46	$ 3.65
Class F	.61%
Actual		$ 1,000.00	$ 1,017.80	$ 3.09
HypotheticalA		$ 1,000.00	$ 1,022.01	$ 3.09

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of September 30, 2013
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
First Data Corp.	3.3	3.7
TXU Energy LLC	2.8	3.1
H.J. Heinz Co.	2.0	2.1
Fortescue Metals Group Ltd.	1.8	1.9
Avaya, Inc.	1.8	2.1
	11.7
Top Five Market Sectors as of September 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	14.6	14.4
Electric Utilities	7.4	6.2
Telecommunications	7.3	10.7
Healthcare	6.6	6.1
Energy	5.7	5.8
Quality Diversification (% of fund's net assets)
As of September 30, 2013	As of March 31, 2013
BBB 2.2%	BBB 0.5%
BB 28.6%	BB 26.3%
B 48.9%	B 48.9%
CCC,CC,C 7.2%	CCC,CC,C 6.5%
Not Rated 6.5%	Not Rated 10.7%
Equities 0.7%	Equities 0.7%
Short-Term Investments and Net Other Assets 5.9%	Short-Term Investments and Net Other Assets 6.4%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of September 30, 2013*		As of March 31, 2013**
	Floating Rate Loans 90.4%		Floating Rate Loans 88.9%
	Nonconvertible Bonds 3.0%		Nonconvertible Bonds 4.0%
	Common Stocks 0.7%		Common Stocks 0.7%
	Short-Term Investments and Net Other Assets (Liabilities) 5.9%		Short-Term Investments and Net Other Assets (Liabilities) 6.4%
* Foreign investments	10.7%	** Foreign investments	10.0%

Annual Report

Investments September 30, 2013

Showing Percentage of Net Assets

Floating Rate Loans (f) - 90.4%
	Principal Amount	Value
Air Transportation - 0.9%
Delta Air Lines, Inc. Tranche B 1LN, term loan 4.25% 4/20/17 (e)	$ 2,358,831	$ 2,358,831
Northwest Airlines Corp.:
Tranche A, term loan 2% 12/31/18 (e)	1,614,158	1,485,025
Tranche B, term loan 3.75% 12/22/13 (e)	432,982	425,405
U.S. Airways, Inc. Tranche B 1LN, term loan 4.25% 5/23/19 (e)	6,250,000	6,203,125
United Air Lines, Inc. Tranche B, term loan 4% 3/22/19 (e)	3,701,400	3,715,280
		14,187,666
Automotive - 1.8%
Affinia Group, Inc. Tranche B 2LN, term loan 4.75% 4/11/20 (e)	1,740,638	1,740,638
Chrysler Group LLC Tranche B, term loan 4.25% 5/24/17 (e)	8,389,193	8,441,625
Federal-Mogul Corp.:
Tranche B, term loan 2.1164% 12/27/14 (e)	8,696,633	8,522,701
Tranche C, term loan 2.1175% 12/27/15 (e)	4,437,218	4,348,474
Tower Automotive Holdings U.S.A. LLC Tranche B, term loan 4.75% 4/23/20 (e)	3,880,275	3,885,125
		26,938,563
Broadcasting - 1.6%
Clear Channel Capital I LLC Tranche B, term loan 3.8291% 1/29/16 (e)	3,949,935	3,703,064
Media Holdco, LP Tranche B, term loan 7.25% 7/23/18 (e)	7,131,113	7,148,940
NEP/NCP Holdco, Inc. Tranche 2LN, term loan 9.5% 7/22/20 (e)	437,143	443,700
Univision Communications, Inc. term loan 4.5% 3/1/20 (e)	12,392,643	12,299,698
		23,595,402
Building Materials - 0.6%
American Builders & Contractors Supply Co., Inc. Tranche B, term loan 3.5% 3/27/20 (e)	3,780,000	3,775,275
Continental Building Products Tranche B 1LN, term loan 4.5% 8/28/20 (e)	1,665,000	1,652,513
Livingston International, Inc. Tranche B1 1LN, term loan 5% 4/16/19 (e)	4,104,713	4,084,189
		9,511,977
Floating Rate Loans (f) - continued
	Principal Amount	Value
Cable TV - 3.0%
Cequel Communications LLC Tranche B, term loan 3.5% 2/14/19 (e)	$ 7,959,596	$ 7,959,596
Charter Communications Operating LLC Tranche F, term loan 3% 1/3/21 (e)	7,980,000	7,910,175
CSC Holdings LLC Tranche B, term loan 2.6791% 4/17/20 (e)	7,980,000	7,890,624
Kabel Deutschland GmbH Tranche F, term loan 3.25% 2/1/19 (e)	3,713,000	3,708,879
RCN Telecom Services, LLC Tranche B, term loan 5.25% 3/1/20 (e)	5,501,706	5,518,211
UPC Broadband Holding BV Tranche AH, term loan 3.25% 6/30/21 (e)	3,600,000	3,568,500
WideOpenWest Finance LLC Tranche B, term loan 4.75% 4/1/19 (e)	9,253,500	9,299,768
		45,855,753
Capital Goods - 0.5%
Doncasters PLC:
Tranche B 1LN, term loan 5.5% 4/9/20 (e)	4,925,250	4,962,189
Tranche B 2LN, term loan 9.5% 10/9/20 (e)	2,325,000	2,307,563
		7,269,752
Chemicals - 2.4%
Ai Chem & Cy U.S. Acquico, Inc.:
Tranche 2LN, term loan 8.25% 4/3/20 (e)	1,815,000	1,860,375
Tranche B 1LN, term loan 4.5% 10/3/19 (e)	2,483,775	2,483,775
Cyanco Intermediate Corp. Tranche B, term loan 5.5% 5/1/20 (e)	2,679,148	2,685,846
Edwards Ltd. Tranche B, term loan 4.75% 3/22/20 (e)	1,062,421	1,062,421
Emerald Performance Materials, LLC Tranche B, term loan 6.75% 5/11/18 (e)	5,771,949	5,786,379
INEOS U.S. Finance LLC Tranche B, term loan 4% 5/4/18 (e)	8,059,579	7,958,835
Tronox Pigments (Netherlands) B.V. Tranche B, term loan 4.5% 3/19/20 (e)	9,561,038	9,608,843
U.S. Coatings Acquisition, Inc. Tranche B, term loan 4.75% 2/1/20 (e)	4,634,960	4,646,547
		36,093,021
Consumer Products - 2.2%
Calceus Acquisition, Inc. Tranche B 1LN, term loan 2/1/20	4,000,000	3,990,000
KIK Custom Products, Inc. Tranche B 1LN, term loan 5.5% 4/29/19 (e)	6,912,675	6,757,140
Floating Rate Loans (f) - continued
	Principal Amount	Value
Consumer Products - continued
Revlon Consumer Products Corp. term loan 4% 8/19/19 (e)	$ 3,000,000	$ 2,985,000
Spotless Holdings Ltd.:
Tranche 1LN, term loan 5% 9/24/20 (e)	4,865,000	4,877,163
Tranche 2LN, term loan 8.75% 2/24/21 (e)	3,000,000	3,015,000
Sun Products Corp. Tranche B, term loan 5.5% 3/23/20 (e)	7,183,676	6,878,369
Wilsonart LLC Tranche B, term loan 4% 10/31/19 (e)	5,146,114	5,068,922
		33,571,594
Containers - 1.6%
Berlin Packaging, LLC Tranche 2LN, term loan 8.75% 3/28/20 (e)	2,970,000	2,977,425
Clondalkin Acquisition BV:
Tranche 2LN, term loan 10% 11/30/20 (e)	2,250,000	2,171,250
Tranche B 1LN, term loan 5.75% 5/31/20 (e)	5,486,250	5,513,681
Consolidated Container Co. Tranche B, term loan 5% 7/3/19 (e)	3,900,600	3,910,352
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4.75% 9/28/18 (e)	7,920,000	7,920,000
Tricorbraun, Inc. Tranche B, term loan 4% 4/30/18 (e)	1,554,300	1,551,704
		24,044,412
Diversified Financial Services - 3.6%
AlixPartners LLP Tranche 2LN, term loan 9% 7/10/21 (e)	4,000,000	4,080,000
American Capital Ltd. Tranche B, term loan 4% 8/22/16 (e)	3,205,000	3,205,000
Energy & Minerals Group Tranche B, term loan 4.75% 3/27/20 (e)	2,680,000	2,693,400
Fly Funding II Sarl Tranche B, term loan 4.5% 8/9/18 (e)	4,317,750	4,339,339
Flying Fortress, Inc. term loan 3.5% 6/30/17 (e)	1,666,667	1,662,500
HarbourVest Partners LLC Tranche B, term loan 4.75% 11/21/17 (e)	5,631,491	5,666,687
Ocwen Loan Servicing, LLC Tranche B, term loan 5% 2/15/18 (e)	3,950,150	3,994,589
Sheridan Investment Partners I, LLC:
Tranche B 2LN, term loan 5% 10/1/19 (e)	9,875,000	9,875,000
Tranche B, term loan 4.75% 10/1/18 (e)	2,468,750	2,468,750
Star West Generation LLC Tranche B, term loan 4.25% 3/13/20 (e)	10,451,750	10,490,944
TPF II LC LLC Tranche B, term loan 6.5% 8/21/19 (e)	3,990,000	3,994,988
TransUnion LLC Tranche B, term loan 4.25% 2/10/19 (e)	1,467,430	1,474,767
		53,945,964
Floating Rate Loans (f) - continued
	Principal Amount	Value
Diversified Media - 1.0%
Advanstar Communications, Inc.:
Tranche 2LN, term loan 9.5% 6/6/20 (e)	$ 2,000,000	$ 2,007,500
Tranche B 1LN, term loan 5.5% 4/29/19 (e)	8,955,000	8,854,256
WMG Acquisition Corp. term loan 3.75% 7/1/20 (e)	4,355,000	4,333,225
		15,194,981
Electric Utilities - 7.3%
Alinta Energy Finance Pty. Ltd. Tranche B, term loan:
0.5% 8/13/19 (e)(h)	491,228	471,579
6.375% 8/13/19 (e)	7,508,772	7,208,421
Calpine Corp. Tranche B 3LN, term loan 4% 10/9/19 (e)	4,242,150	4,242,150
Dynegy, Inc. Tranche B 2LN, term loan 4% 4/23/20 (e)	3,136,754	3,132,833
EquiPower Resources Holdings LLC:
Tranche B 1LN, term loan 4.25% 12/21/18 (e)	7,169,409	7,169,409
Tranche C, term loan 4.25% 12/31/19 (e)	3,187,013	3,187,013
Essential Power LLC Tranche B, term loan 4.25% 8/8/19 (e)	9,059,768	9,037,118
InterGen NV Tranche B, term loan 5.5% 6/13/20 (e)	8,189,475	8,148,528
La Frontera Generation, LLC Tranche B, term loan 4.5% 9/30/20 (e)	8,677,881	8,699,576
Tempus Public Foundation Generation Holdings LLC Tranche B, term loan 4.75% 12/31/17 (e)	7,155,000	7,137,113
Topaz Power Holdings, LLC Tranche B, term loan 5.25% 2/26/20 (e)	5,766,425	5,752,009
TXU Energy LLC Tranche B, term loan:
3.7097% 10/10/14 (e)	17,782,000	12,047,305
4.7097% 10/10/17 (e)	45,456,000	30,625,972
USIC Holdings, Inc. Tranche B, term loan 4.75% 7/10/20 (e)	1,760,588	1,760,588
Windsor Financing, LLC Tranche B, term loan 6.25% 12/5/17 (e)	2,422,707	2,483,275
		111,102,889
Energy - 5.6%
Alon U.S.A. Partners LP term loan 9.25% 11/26/18 (e)	3,553,701	3,669,197
Atlas Energy LP Tranche B, term loan 6.5% 7/31/19 (e)	870,000	879,788
Chesapeake Energy Corp. Tranche B, term loan 5.75% 12/2/17 (e)	9,940,000	10,102,022
Energy Transfer Equity LP Tranche B, term loan 3.75% 3/23/17 (e)	4,377,750	4,388,694
EP Energy LLC term loan 4.5% 4/30/19 (e)	1,125,000	1,125,000
Everest Acquisition LLC Tranche B 3LN, term loan 3.5% 5/24/18 (e)	4,833,333	4,797,083
Floating Rate Loans (f) - continued
	Principal Amount	Value
Energy - continued
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/25/20 (e)	$ 8,000,000	$ 8,000,000
Tranche B 1LN, term loan 3.875% 9/25/18 (e)	3,870,000	3,865,163
GIM Channelview Cogeneration LLC Tranche B, term loan 4.25% 5/8/20 (e)	1,571,063	1,576,954
LSP Madison Funding LLC Tranche 1LN, term loan 5.5% 6/28/19 (e)	5,760,000	5,817,600
MRC Global, Inc. Tranche B, term loan 6% 11/9/19 (e)	4,402,036	4,424,046
Pacific Drilling SA Tranche B, term loan 4.5% 6/3/18 (e)	2,927,663	2,927,663
Panda Sherman Power, LLC term loan 9% 9/14/18 (e)	5,885,000	5,943,850
Panda Temple Power, LLC term loan 7.25% 4/3/19 (e)	2,950,000	2,990,563
Race Point Power Tranche B, term loan 7.75% 1/11/18 (e)	2,940,711	2,940,711
Ruby Western Pipeline Holdings LLC Tranche B, term loan 3.5% 3/27/20 (e)	4,525,007	4,496,726
Samson Investment Co. Tranche 2LN, term loan 6% 9/25/18 (e)	3,715,000	3,715,000
State Class Tankers LLC Tranche B, term loan 6.75% 6/20/20 (e)	5,540,000	5,540,000
Vantage Drilling Co. Tranche B, term loan:
5.75% 3/28/19 (e)	2,776,050	2,807,281
6.25% 10/25/17 (e)	4,925,750	4,925,750
		84,933,091
Environmental - 1.2%
ADS Waste Holdings, Inc. Tranche B, term loan 4.25% 10/9/19 (e)	5,955,000	5,947,556
Phoenix Services Tranche B, term loan 7.75% 6/30/17 (e)	3,250,438	3,258,564
Tervita Corp. Tranche B 1LN, term loan 6.25% 5/15/18 (e)	8,785,850	8,566,204
		17,772,324
Food & Drug Retail - 3.6%
Albertson's LLC:
Tranche B 1LN, term loan 4.25% 3/21/16 (e)	2,119,350	2,119,350
Tranche B 2LN, term loan 4.75% 3/21/19 (e)	3,835,725	3,816,546
Fairway Group Acquisition Co. Tranche B, term loan 5% 8/17/18 (e)	4,540,688	4,552,039
Ferrara Candy Co., Inc. Tranche B, term loan 7.5% 6/18/18 (e)	5,800,316	5,568,303
Grocery Outlet, Inc.:
Tranche 2LN, term loan 10.5% 6/17/19 (e)	1,726,522	1,756,736
Tranche B 1LN, term loan 5.5% 12/17/18 (e)	4,039,071	4,039,071
Floating Rate Loans (f) - continued
	Principal Amount	Value
Food & Drug Retail - continued
Performance Food Group, Inc. Tranche 2LN, term loan 6.25% 11/14/19 (e)	$ 6,982,500	$ 6,895,219
PRA Holdings, Inc. Tranche B, term loan 5% 9/18/20 (e)	4,000,000	3,970,000
Rite Aid Corp.:
Tranche 1LN, term loan 4% 2/21/20 (e)	4,382,975	4,393,932
Tranche 2 LN2, term loan 4.875% 6/21/21 (e)	5,000,000	5,000,000
Tranche 2LN, term loan 5.75% 8/21/20 (e)	1,475,000	1,504,500
Smart & Final, Inc. Tranche B, term loan 4.5% 11/15/19 (e)	6,119,180	6,088,584
Smart and Final CC Intermediate Holdings, Inc. Tranche 2LN, term loan 10.5% 11/15/20 (e)	1,547,179	1,562,651
Sprouts Farmers Market LLC Tranche B, term loan 4% 4/12/20 (e)	2,697,111	2,710,596
		53,977,527
Food/Beverage/Tobacco - 3.6%
AdvancePierre Foods, Inc.:
Tranche 1LN, term loan 5.75% 7/10/17 (e)	5,955,000	5,999,663
Tranche 2LN, term loan 9.5% 10/10/17 (e)	1,715,000	1,740,725
Arysta Lifescience SPC LLC:
Tranche B 1LN, term loan 4.5% 5/29/20 (e)	5,077,275	5,064,582
Tranche B 2LN, term loan 8.25% 11/30/20 (e)	3,000,000	2,988,750
CTI Foods Holdings Co. LLC Tranche 1LN, term loan 4.5% 6/28/20 (e)	5,000,000	4,937,500
H.J. Heinz Co. Tranche B 2LN, term loan 3.5% 6/7/20 (e)	29,780,363	29,780,363
OSI Restaurant Partners LLC Tranche B, term loan 3.5% 10/26/19 (e)	3,466,125	3,448,794
		53,960,377
Gaming - 4.3%
Affinity Gaming LLC Tranche B, term loan 5.5% 11/9/17 (e)	2,005,404	2,025,458
CBAC Borrower LLC Tranche B, term loan 8.25% 7/2/20 (e)	6,425,000	6,585,625
Centaur Acquisition LLC Tranche 1LN, term loan 5.25% 2/20/19 (e)	4,502,375	4,519,259
Fantasy Springs Resort Casino term loan 12% 8/6/12 (c)(e)	3,248,741	2,534,018
Graton Economic Development Authority Tranche B, term loan 9% 8/22/18 (e)	15,240,000	15,925,800
Harrah's Entertainment, Inc.:
Tranche B 4LN, term loan 9.5% 10/31/16 (e)	3,709,554	3,695,828
Tranche B 6LN, term loan 5.4341% 1/28/18 (e)	5,220,662	4,737,750
Floating Rate Loans (f) - continued
	Principal Amount	Value
Gaming - continued
MGM Mirage, Inc. Tranche B, term loan 3.5% 12/20/19 (e)	$ 7,513,225	$ 7,475,659
Shingle Springs Tribal Gaming Authority Tranche B, term loan 6.25% 8/29/19 (e)	850,000	843,625
Station Casinos LLC Tranche B, term loan 5% 2/19/20 (e)	12,245,725	12,322,873
Stockbridge SBE Holdings LLC Tranche B, term loan 13% 5/2/17 (e)	2,041,667	2,184,583
Twin River Management Group, Inc. Tranche B, term loan 5.25% 11/10/18 (e)	2,343,225	2,366,657
		65,217,135
Healthcare - 6.6%
Apria Healthcare Group, Inc. Tranche B, term loan 6.75% 4/5/20 (e)	4,633,388	4,662,578
BioScrip, Inc.:
Tranche B, term loan 6.5% 7/31/20 (e)	981,250	956,719
Tranche DD, term loan 6.5% 7/31/20 (e)	588,750	574,031
Carestream Health, Inc. Tranche B 1LN, term loan 5% 6/7/19 (e)	5,925,000	5,947,219
Community Health Systems, Inc. term loan 3.7602% 1/25/17 (e)	10,140,962	10,140,962
DJO Finance LLC Tranche B, term loan 4.75% 9/15/17 (e)	967,688	972,526
Drumm Investors LLC Tranche B, term loan 5% 5/4/18 (e)	3,485,778	3,328,918
Emergency Medical Services Corp. Tranche B, term loan 4% 5/25/18 (e)	4,644,463	4,644,463
Genesis HealthCare Corp. Tranche B, term loan 10% 12/4/17 (e)	3,302,885	3,360,685
Grifols, Inc. Tranche B, term loan 4.25% 6/1/17 (e)	1,766,542	1,775,375
HCA, Inc. Tranche B 5LN, term loan 2.9981% 3/31/17 (e)	20,275,000	20,250,670
HCR Healthcare LLC Tranche B, term loan 5% 4/6/18 (e)	3,929,996	3,831,746
Hologic, Inc. Tranche B, term loan 3.75% 8/1/19 (e)	1,351,790	1,353,480
Ikaria Acquisition, Inc. Tranche B 1LN, term loan 7.25% 7/3/18 (e)	3,411,813	3,411,813
IMS Health, Inc. Tranche B 1LN, term loan 3.75% 9/1/17 (e)	1,650,750	1,648,769
MModal, Inc. Tranche B, term loan 7.5% 8/17/19 (e)	9,120,869	8,664,826
Sheridan Healthcare, Inc. Tranche 2LN, term loan 9% 6/29/19 (e)	3,280,000	3,280,000
Skilled Healthcare Group, Inc. term loan 6.75% 4/9/16 (e)	3,258,622	3,226,362
Floating Rate Loans (f) - continued
	Principal Amount	Value
Healthcare - continued
U.S. Renal Care, Inc.:
Tranche 2LN, term loan 8.5% 7/3/20 (e)	$ 1,152,000	$ 1,154,880
Tranche B 1LN, term loan 5.25% 7/3/19 (e)	725,000	732,250
Valeant Pharmaceuticals International Tranche E, term loan 4.5% 8/5/20 (e)	16,549,938	16,632,687
		100,550,959
Homebuilders/Real Estate - 0.6%
Realogy Corp.:
Credit-Linked Deposit 3.1963% 10/10/13 (e)	623,407	623,407
Credit-Linked Deposit 4.4463% 10/10/16 (e)	180,842	180,842
Realogy Group LLC Tranche B, term loan 4.5% 3/5/20 (e)	8,855,500	8,899,778
		9,704,027
Hotels - 2.1%
Four Seasons Holdings, Inc.:
Tranche 2LN, term loan 6.25% 12/27/20 (e)	1,810,000	1,846,200
Tranche B 1LN, term loan 4.25% 6/27/20 (e)	4,120,000	4,150,900
Hilton Worldwide Finance, LLC Tranche B, term loan 4% 9/23/20 (e)	25,000,000	24,937,500
		30,934,600
Insurance - 1.0%
Asurion LLC Tranche B 1LN, term loan 4.5% 5/24/19 (e)	13,153,842	13,022,303
CNO Financial Group, Inc. Tranche B 2LN, term loan 3.75% 9/28/18 (e)	1,974,933	1,972,464
		14,994,767
Leisure - 1.4%
24 Hour Fitness Worldwide, Inc. Tranche B, term loan 5.25% 4/22/16 (e)	6,597,275	6,646,754
Equinox Holdings, Inc.:
Tranche 2LN, term loan 9.75% 8/1/20 (e)	2,150,000	2,176,875
Tranche B 1LN, term loan 4.5005% 2/1/20 (e)	6,412,775	6,428,807
Great Wolf Resorts, Inc. Tranche B, term loan 4.5% 8/6/20 (e)	2,493,750	2,493,750
Town Sports International LLC Tranche B, term loan 5.75% 5/11/18 (e)	4,065,782	4,096,276
		21,842,462
Metals/Mining - 4.4%
Alpha Natural Resources, Inc. Tranche B, term loan 3.5% 5/22/20 (e)	4,477,500	4,236,834
Floating Rate Loans (f) - continued
	Principal Amount	Value
Metals/Mining - continued
Ameriforge Group, Inc.:
Tranche B 1LN, term loan 5% 1/25/20 (e)	$ 2,272,825	$ 2,272,825
Tranche B 2LN, term loan 8.75% 1/25/21 (e)	1,370,000	1,381,138
Arch Coal, Inc. Tranche B, term loan 5.75% 5/16/18 (e)	10,304,602	9,995,464
Fairmount Minerals Ltd. Tranche B 2LN, term loan 5% 9/5/19 (e)	2,770,000	2,770,000
Fortescue Metals Group Ltd. Tranche B, term loan 5.25% 10/18/17 (e)	27,720,000	27,789,300
Murray Energy Corp. Tranche B, term loan 4.75% 5/17/19 (e)	3,990,000	3,985,013
Oxbow Carbon LLC Tranche 2LN, term loan 8% 1/19/20 (e)	2,000,000	2,020,000
Pact Group (U.S.A.), Inc. Tranche B, term loan 3.75% 5/29/20 (e)	3,446,363	3,424,823
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (e)	8,000,000	7,910,000
		65,785,397
Paper - 0.2%
Caraustar Industries, Inc. Tranche B, term loan 7.5% 5/1/19 (e)	3,441,375	3,492,996
Publishing/Printing - 2.1%
Cenveo Corp. Tranche B, term loan 6.25% 4/5/20 (e)	1,129,325	1,134,972
Getty Images, Inc. Tranche B, term loan 4.75% 10/18/19 (e)	6,381,775	5,710,093
Houghton Mifflin Harcourt Publishing Co. term loan 5.25% 5/22/18 (e)	2,195,754	2,195,754
McGraw-Hill Global Education Holdings, LLC Tranche B, term loan 9% 3/18/19 (e)	12,308,150	12,477,387
Newsday LLC Tranche A, term loan 3.6791% 10/12/16 (e)	738,462	737,538
Quad/Graphics, Inc. Tranche B, term loan 4% 7/26/18 (e)	1,795,930	1,786,950
Springer Science+Business Media Deutschland GmbH Tranche B 2LN, term loan 5% 8/14/20 (e)	8,430,000	8,377,313
		32,420,007
Restaurants - 0.8%
Burger King Corp. Tranche B, term loan 3.75% 9/28/19 (e)	1,659,036	1,663,183
Landry's Restaurants, Inc. Tranche B, term loan 4.75% 4/24/18 (e)	4,505,000	4,533,156
Floating Rate Loans (f) - continued
	Principal Amount	Value
Restaurants - continued
NPC International, Inc. Tranche B, term loan 4.5% 12/28/18 (e)	$ 2,757,820	$ 2,757,820
Playa Resorts Holding BV Tranche B, term loan 4.75% 8/9/19 (e)	3,635,000	3,653,175
		12,607,334
Services - 2.0%
Brickman Group Holdings, Inc.:
Tranche B 2LN, term loan 3.2594% 10/14/16 (e)	1,913,150	1,908,367
Tranche B 3LN, term loan 4% 9/28/18 (e)	2,811,468	2,811,468
Bright Horizons Family Solutions, Inc. Tranche B, term loan 4% 1/30/20 (e)	2,630,125	2,623,550
Coinmach Service Corp. Tranche B, term loan 4.25% 11/14/19 (e)	3,665,000	3,683,325
KAR Auction Services, Inc. Tranche B, term loan 3.75% 5/8/17 (e)	1,943,550	1,950,838
Laureate Education, Inc. Tranche B, term loan 5.25% 6/16/18 (e)	8,701,842	8,701,842
Nexeo Solutions LLC Tranche B, term loan 5% 9/9/17 (e)	3,717,280	3,661,520
SourceHOV LLC:
Tranche 2LN, term loan 8.75% 4/30/19 (e)	1,775,000	1,783,875
Tranche B 1LN, term loan 5.25% 4/30/18 (e)	2,369,063	2,380,908
		29,505,693
Shipping - 1.2%
American Commercial Lines, Inc. Tranche B, term loan 7.5% 9/20/19 (e)	9,091,475	8,796,002
Harvey Gulf International Tranche B, term loan 5.5% 6/18/20 (e)	6,000,000	6,000,000
Swift Transportation Co. LLC Tranche B 2LN, term loan 4% 12/21/17 (e)	2,909,685	2,913,468
		17,709,470
Specialty Retailing - 0.1%
Dave & Buster's Holdings, Inc. Tranche B, term loan 4.5% 6/1/16 (e)	1,880,840	1,885,542
Super Retail - 2.8%
Academy Ltd. Tranche B, term loan 4.5% 8/3/18 (e)	3,620,775	3,629,826
BJ's Wholesale Club, Inc.:
Tranche 1LN, term loan 4.25% 9/26/19 (e)	3,518,457	3,500,865
Tranche 2LN, term loan 9.75% 3/26/20 (e)	1,600,000	1,628,000
JC Penney Corp., Inc. Tranche B, term loan 6% 5/22/18 (e)	7,980,000	7,730,625
Floating Rate Loans (f) - continued
	Principal Amount	Value
Super Retail - continued
Michaels Stores, Inc. Tranche B, term loan 3.75% 1/28/20 (e)	$ 2,957,588	$ 2,950,194
PETCO Animal Supplies, Inc. term loan 4% 11/24/17 (e)	4,836,699	4,836,699
Sears Holdings Corp. Tranche ABL, term loan 5.5% 6/30/18 (e)	8,000,000	7,930,400
Sports Authority, Inc. Tranche B, term loan 7.5% 11/16/17 (e)	9,917,021	9,941,814
		42,148,423
Technology - 13.7%
Activision Blizzard, Inc. Tranche B, term loan 3.25% 9/12/20 (e)	7,500,000	7,491,000
Ancestry.com, Inc.:
Tranche B 2LN, term loan 4.25% 5/15/18 (e)	1,228,500	1,222,358
Tranche B, term loan 5.25% 12/28/18 (e)	9,447,640	9,471,259
Avaya, Inc.:
Tranche B 3LN, term loan 4.7621% 10/26/17 (e)	17,393,658	15,523,840
Tranche B 5LN, term loan 8% 3/31/18 (e)	9,274,051	8,775,570
BMC Software Finance, Inc. Tranche B, term loan:
5% 9/10/20 (e)	2,220,000	2,203,350
5% 9/10/20 (e)	18,770,000	18,723,075
Ceridian Corp. Tranche B, term loan 4.4293% 5/9/17 (e)	5,831,863	5,831,863
CompuCom Systems, Inc. Tranche B, term loan 4.25% 5/9/20 (e)	2,478,788	2,435,409
Datapipe, Inc. Tranche B 1LN, term loan 5.75% 3/7/19 (e)	4,188,950	4,188,950
Fibertech Networks, LLC Tranche B, term loan 4.5% 12/18/19 (e)	3,840,975	3,850,577
First Data Corp.:
term loan:
4.1795% 3/24/17 (e)	26,046,855	25,949,179
4.1795% 3/24/18 (e)	21,948,000	21,783,390
Tranche B, term loan 4.1795% 9/24/18 (e)	3,485,000	3,458,863
Freescale Semiconductor, Inc. Tranche B 4LN, term loan 5% 3/1/20 (e)	12,780,713	12,796,688
Generac Power Systems, Inc. Tranche B, term loan 3.5% 5/31/20 (e)	3,700,000	3,663,000
Information Resources, Inc. Tranche B, term loan 4.75% 9/26/20 (e)	3,841,917	3,841,917
ION Trading Technologies Ltd.:
Tranche 1LN, term loan 4.5% 5/22/20 (e)	2,797,988	2,797,988
Floating Rate Loans (f) - continued
	Principal Amount	Value
Technology - continued
ION Trading Technologies Ltd.: - continued
Tranche 2LN, term loan 8.25% 5/22/21 (e)	$ 3,440,929	$ 3,449,532
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/24/20 (e)	15,120,000	15,649,200
Tranche B 1LN, term loan 4.5% 10/30/19 (e)	5,003,397	5,015,905
Lawson Software, Inc. Tranche B 2LN, term loan 5.25% 4/5/18 (e)	10,805,804	10,846,866
NXP BV:
Tranche A 1LN, term loan 4.5% 3/4/17 (e)	11,715,718	11,847,520
Tranche C, term loan 4.75% 1/11/20 (e)	4,262,788	4,305,415
SunGard Data Systems, Inc. Tranche D, term loan 4.5% 12/17/19 (e)	2,252,975	2,275,505
		207,398,219
Telecommunications - 6.6%
Alcatel-Lucent U.S.A., Inc. Tranche C, term loan 5.75% 1/30/19 (e)	8,958,531	8,980,928
Altice Financing SA Tranche B, term loan 5.3986% 6/24/19 (e)(h)	10,000,000	9,825,000
Cricket Communications, Inc. Tranche B, term loan 4.75% 10/10/19 (e)	2,922,913	2,915,605
Crown Castle Operating Co. Tranche B, term loan 3.25% 1/31/19 (e)	5,304,973	5,245,557
Digicel International Finance Ltd.:
Tranche D 1LN, term loan 3.75% 3/31/17 (e)	9,990,000	10,014,975
Tranche D, term loan 3.75% 3/31/15 (e)	11,284,227	11,284,227
DigitalGlobe, Inc. Tranche B, term loan 3.75% 1/31/20 (e)	1,228,825	1,225,753
FairPoint Communications, Inc. Tranche B, term loan 7.5% 2/14/19 (e)	20,501,975	20,553,230
Integra Telecom Holdings, Inc.:
Tranche 2LN, term loan 9.75% 2/14/20 (e)	1,465,000	1,486,975
Tranche B, term loan 5.25% 2/22/19 (e)	2,512,225	2,524,786
Intelsat Jackson Holdings SA Tranche B, term loan 4.25% 4/2/18 (e)	8,321,469	8,342,273
Level 3 Financing, Inc. Tranche B 3LN, term loan 4% 8/1/19 (e)	13,100,000	13,084,280
Floating Rate Loans (f) - continued
	Principal Amount	Value
Telecommunications - continued
LTS Buyer LLC:
Tranche 1LN, term loan 4.5% 4/11/20 (e)	$ 4,099,725	$ 4,099,725
Tranche 2LN, term loan 8% 4/11/21 (e)	745,000	752,450
		100,335,764
TOTAL FLOATING RATE LOANS (Cost $1,360,299,239)		1,368,488,088
Nonconvertible Bonds - 3.0%

Banks & Thrifts - 0.2%
GMAC LLC 2.4595% 12/1/14 (e)	2,348,000	2,347,991
Broadcasting - 0.1%
Clear Channel Communications, Inc. 9% 12/15/19	1,183,000	1,159,340
Containers - 0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA 7.875% 8/15/19	1,063,000	1,169,300
Diversified Financial Services - 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
7.75% 1/15/16	2,553,000	2,635,973
8% 1/15/18	610,000	638,975
MU Finance PLC 8.375% 2/1/17 (d)	3,289,065	3,486,408
		6,761,356
Electric Utilities - 0.1%
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Finance, Inc. 10% 12/1/20 (d)	1,300,000	1,365,000
Energy - 0.1%
Offshore Group Investment Ltd. 7.125% 4/1/23	1,790,000	1,745,250
Gaming - 0.2%
Harrah's Operating Co., Inc. 11.25% 6/1/17	2,801,000	2,843,015
Homebuilders/Real Estate - 0.1%
Realogy Corp. 7.625% 1/15/20 (d)	1,708,000	1,904,420
Publishing/Printing - 0.1%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (d)	1,430,000	1,515,800
Technology - 0.9%
Avaya, Inc. 10.5% 3/1/21 (d)	4,282,000	3,468,420
Nonconvertible Bonds - continued
	Principal Amount	Value
Technology - continued
Freescale Semiconductor, Inc.:
4.1294% 12/15/14 (e)	$ 7,492,000	$ 7,435,810
10.125% 3/15/18 (d)	569,000	621,917
Spansion LLC 7.875% 11/15/17	1,561,000	1,619,538
		13,145,685
Telecommunications - 0.7%
Altice Financing SA 7.875% 12/15/19 (d)	650,000	685,750
Clearwire Communications LLC/Clearwire Finance, Inc.:
12% 12/1/15 (d)	4,536,000	4,745,790
14.75% 12/1/16 (d)	1,041,000	1,423,568
Clearwire Escrow Corp. 12% 12/1/15 (d)	3,959,000	4,142,104
		10,997,212
TOTAL NONCONVERTIBLE BONDS (Cost $43,911,330)		44,954,369
Common Stocks - 0.7%
	Shares
Chemicals - 0.4%
LyondellBasell Industries NV Class A	77,200	5,653,356
Hotels - 0.1%
Kerzner International Holdings Ltd.:
warrants 4/27/22 (a)(g)	71,325	1
warrants 4/27/22 (a)(g)	73,268	1
warrants 4/27/22 (a)(g)	57,868	1
Class A (a)(g)	2,172,163	2,096,137
		2,096,140
Publishing/Printing - 0.2%
Tribune Co. Class A (a)	36,975	2,332,753
Telecommunications - 0.0%
FairPoint Communications, Inc. (a)	34,000	324,700
TOTAL COMMON STOCKS (Cost $6,188,292)		10,406,949
Other - 0.0%

Other - 0.0%
Tribune Co. Claim (a) (Cost $29,756)	29,756	29,756
Money Market Funds - 4.8%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b) (Cost $73,077,215)	73,077,215	$ 73,077,215
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $1,483,505,832)		1,496,956,377
NET OTHER ASSETS (LIABILITIES) - 1.1%		16,984,507
NET ASSETS - 100%		$ 1,513,940,884
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Non-income producing - Security is in default.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,359,177 or 1.5% of net assets.

(e) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

(f) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,096,140 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Kerzner International Holdings Ltd. warrants: 4/27/22	4/27/12	$ 0
4/27/22	4/27/12	$ 0
4/27/22	4/27/12	$ 0
Kerzner International Holdings Ltd. Class A	4/27/12	$ 783,690

(h) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $1,504,860 and $1,467,472, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 173,657
Other Information

The following is a summary of the inputs used, as of September 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 4,428,893	$ 2,332,753	$ -	$ 2,096,140
Materials	5,653,356	5,653,356	-	-
Telecommunication Services	324,700	324,700	-	-
Floating Rate Loans	1,368,488,088	-	1,319,913,286	48,574,802
Corporate Bonds	44,954,369	-	44,954,369	-
Other	29,756	-	-	29,756
Money Market Funds	73,077,215	73,077,215	-	-
Total Investments in Securities:	$ 1,496,956,377	$ 81,388,024	$ 1,364,867,655	$ 50,700,698
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Floating Rate Loans
Beginning Balance	$ 2,524,531
Net Realized Gain (Loss) on Investment Securities	170,198
Net Unrealized Gain (Loss) on Investment Securities	320,695
Cost of Purchases	14,805,334
Proceeds of Sales	(8,489,546)
Amortization/Accretion	306,193
Transfers into Level 3	38,937,397
Transfers out of Level 3	-
Ending Balance	$ 48,574,802
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2013	$ 320,695
Investments in Securities:
Other Investments in Securities
Beginning Balance	$ 2,096,140
Net Realized Gain (Loss) on Investment Securities	318
Net Unrealized Gain (Loss) on Investment Securities	-
Cost of Purchases	29,756
Proceeds of Sales	(318)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,125,896
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2013	$ -

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.3%
Netherlands	3.3%
Australia	2.3%
Luxembourg	1.6%
United Kingdom	1.0%
Others (Individually Less Than 1%)	2.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,410,428,617)	$ 1,423,879,162
Fidelity Central Funds (cost $73,077,215)	73,077,215
Total Investments (cost $1,483,505,832)		$ 1,496,956,377
Cash		9,256,744
Receivable for investments sold		75,806,957
Receivable for fund shares sold		18,182
Dividends receivable		32,810
Interest receivable		10,250,503
Distributions receivable from Fidelity Central Funds		6,137
Total assets		1,592,327,710

Liabilities
Payable for investments purchased	$ 75,863,513
Payable for fund shares redeemed	1,610,563
Accrued management fee	708,988
Other affiliated payables	120,291
Other payables and accrued expenses	83,471
Total liabilities		78,386,826

Net Assets		$ 1,513,940,884
Net Assets consist of:
Paid in capital		$ 1,447,570,893
Undistributed net investment income		30,378,893
Accumulated undistributed net realized gain (loss) on investments		22,540,553
Net unrealized appreciation (depreciation) on investments		13,450,545
Net Assets		$ 1,513,940,884

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

September 30, 2013

Series Floating Rate High Income: Net Asset Value, offering price and redemption price per share ($781,842,299 ÷ 73,922,288 shares)	$ 10.58

Class F: Net Asset Value, offering price and redemption price per share ($732,098,585 ÷ 69,219,069 shares)	$ 10.58

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2013

Investment Income
Dividends		$ 213,360
Interest		84,088,392
Income from Fidelity Central Funds		173,657
Total income		84,475,409

Expenses
Management fee	$ 8,223,663
Transfer agent fees	866,934
Accounting fees and expenses	584,417
Custodian fees and expenses	20,273
Independent trustees' compensation	8,554
Registration fees	16,785
Audit	82,501
Legal	3,895
Miscellaneous	14,934
Total expenses before reductions	9,821,956
Expense reductions	(11,033)	9,810,923
Net investment income (loss)		74,664,486
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		22,515,687
Change in net unrealized appreciation (depreciation) on investment securities		(12,414,159)
Net gain (loss)		10,101,528
Net increase (decrease) in net assets resulting from operations		$ 84,766,014

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended September 30, 2013	For the period October 20, 2011 (commencement of operations) to September 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 74,664,486	$ 61,937,973
Net realized gain (loss)	22,515,687	48,642,701
Change in net unrealized appreciation (depreciation)	(12,414,159)	25,864,704
Net increase (decrease) in net assets resulting from operations	84,766,014	136,445,378
Distributions to shareholders from net investment income	(64,002,523)	(51,657,603)
Distributions to shareholders from net realized gain	(36,067,966)	(2,318,826)
Total distributions	(100,070,489)	(53,976,429)
Share transactions - net increase (decrease)	122,538,572	1,324,237,838
Total increase (decrease) in net assets	107,234,097	1,406,706,787

Net Assets
Beginning of period	1,406,706,787	-
End of period (including undistributed net investment income of $30,378,893 and undistributed net investment income of $12,034,326, respectively)	$ 1,513,940,884	$ 1,406,706,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Floating Rate High Income

		Period ended September 30,
Years ended September 30,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.69	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.538	.517
Net realized and unrealized gain (loss)	.083	.625
Total from investment operations	.621	1.142
Distributions from net investment income	(.460)	(.430)
Distributions from net realized gain	(.271)	(.022)
Total distributions	(.731)	(.452)
Net asset value, end of period	$ 10.58	$ 10.69
Total Return B, C	6.04%	11.65%
Ratios to Average Net Assets E, H
Expenses before reductions	.72%	.75% A
Expenses net of fee waivers, if any	.72%	.75% A
Expenses net of all reductions	.72%	.75% A
Net investment income (loss)	5.07%	5.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 781,842	$ 833,111
Portfolio turnover rate F	87%	39% A, I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to September 30, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

		Period ended September 30,
Years ended September 30,	2013	2012 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.69	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.549	.530
Net realized and unrealized gain (loss)	.084	.623
Total from investment operations	.633	1.153
Distributions from net investment income	(.472)	(.441)
Distributions from net realized gain	(.271)	(.022)
Total distributions	(.743)	(.463)
Net asset value, end of period	$ 10.58	$ 10.69
Total Return B, C	6.16%	11.77%
Ratios to Average Net Assets E, H
Expenses before reductions	.61%	.63% A
Expenses net of fee waivers, if any	.61%	.63% A
Expenses net of all reductions	.61%	.63% A
Net investment income (loss)	5.18%	5.45% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 732,099	$ 573,596
Portfolio turnover rate F	87%	39% A, I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period October 20, 2011 (commencement of operations) to September 30, 2012.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2013

1. Organization.

Fidelity Series Floating Rate High Income Fund (the Fund) is a fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Floating Rate High Income and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and floating rate loans, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Debt obligations may be placed on non-accrual status and

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees. These fees are recorded as Interest in the accompanying financial statements.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, market discount, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 32,902,859
Gross unrealized depreciation	(5,829,329)
Net unrealized appreciation (depreciation) on securities and other investments	$ 27,073,530

Tax Cost	$ 1,469,882,847

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 24,876,873
Undistributed long-term capital gain	$ 14,419,589
Net unrealized appreciation (depreciation)	$ 27,073,530

The tax character of distributions paid was as follows:

	September 30, 2013	September 30, 2012
Ordinary Income	$ 78,642,657	$ 53,871,047
Long-term Capital Gains	21,427,832	105,382
Total	$ 100,070,489	$ 53,976,429

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Loans and Other Direct Debt Instruments - continued

through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including principal repayments of floating rate loans), other than short-term securities, aggregated $1,310,296,291 and $1,203,112,406, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR, including any mutual funds previously advised by FMR that are currently advised by Fidelity SelectCo, LLC, an affiliate of FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Floating Rate High Income. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Series Floating Rate High Income	$ 866,934.11

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,367 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom FMR, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $607 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $10,426.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2013	2012 A
From net investment income
Series Floating Rate High Income	$ 34,645,011	$ 32,382,181
Class F	29,357,512	19,275,422
Total	$ 64,002,523	$ 51,657,603
From net realized gain
Series Floating Rate High Income	$ 21,058,417	$ 1,631,182
Class F	15,009,549	687,644
Total	$ 36,067,966	$ 2,318,826

A For the period October 20, 2011 (commencement of operations) to September 30, 2012.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended September 30,	2013	2012 A	2013	2012 A
Series Floating Rate High Income
Shares sold	10,278,363	76,144,049 B	$ 108,753,883	$ 762,162,580 B
Reinvestment of distributions	5,287,609	3,282,042	55,703,429	34,013,363
Shares redeemed	(19,562,014)	(1,507,761)	(206,849,980)	(15,226,270)
Net increase (decrease)	(3,996,042)	77,918,330	$ (42,392,668)	$ 780,949,673
Class F
Shares sold	15,394,880	52,164,921 B	$ 163,109,796	$ 527,756,358 B
Reinvestment of distributions	4,208,824	1,920,505	44,367,060	19,963,066
Shares redeemed	(4,031,322)	(438,739)	(42,545,616)	(4,431,259)
Net increase (decrease)	15,572,382	53,646,687	$ 164,931,240	$ 543,288,165

A For the period October 20, 2011 (commencement of operations) to September 30, 2012.

B Amount includes in-kind exchanges.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by FMR or an FMR affiliate were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity Series Floating Rate High Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Floating Rate High Income Fund (the Fund), a fund of Fidelity Summer Street Trust, including the schedule of investments, as of September 30, 2013, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from October 20, 2011 (commencement of operations) through September 30, 2012.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor are we engaged to perform, an audit of its internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internals control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with custodians, agent banks, and brokers; where replies were not received from agent banks and brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Floating Rate High Income Fund as of September 30, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from October 20, 2011 (commencement of operations) through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 172 funds. Mr. Curvey oversees 395 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 246 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statements of Additional Information (SAIs) include more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity Series Floating Rate High Income Fund, or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Executive officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2013, $18,285,648, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.07% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Floating Rate High Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Fidelity Series Floating Rate High Income Fund

Annual Report

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 23% means that 77% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Floating Rate High Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur investment management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SFR-ANN-1113
1.924290.101

Item 2. Code of Ethics

As of the end of the period, September 30, 2013, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Series Floating Rate High Income Fund (the "Fund"):

Services Billed by Deloitte Entities

September 30, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Floating Rate High Income Fund	$69,000	$-	$5,800	$700

September 30, 2012 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Floating Rate High Income Fund	$54,000	$-	$5,700	$500

A Amounts may reflect rounding.

B Fidelity Series Floating Rate High Income Fund commenced operations on October 20, 2011.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2013A	September 30, 2012A,B
Audit-Related Fees	$1,115,000	$615,000
Tax Fees	$-	$-
All Other Fees	$705,000	$1,130,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fund's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	September 30, 2013 A	September 30, 2012 A,B
Deloitte Entities	$1,935,000	$1,790,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Fund, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 26, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	November 26, 2013